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                                                                  EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (Form S-4), of our reports dated February 1, 1999, incorporated by reference in UtiliCorp United Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.

                                    /s/ Arthur Andersen LLP

Kansas City, Missouri,
  July 29, 1999